UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2018

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On September 28, 2018, Motorola Solutions, Inc. (the “Company”) entered into an Underwriting Agreement among the Company and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $200,000,000 in aggregate principal amount of the Company’s 4.600% senior notes due 2028 (the “Notes”). The Notes will be issued pursuant to an Indenture dated August 19, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes are being offered and sold pursuant to a registration statement on Form S-3 (File No. 333-223828) under the Securities Act of 1933, as amended.

The Notes will form a single series with the $500,000,000 aggregate principal amount of 4.600% senior notes due 2028 that the Company issued on February 23, 2018 (the “Existing Notes”). Accordingly, the Notes will have terms that are identical to the terms of the Existing Notes (other than the initial offering price and the initial interest payment date) and have the same CUSIP number and will be fungible with the Existing Notes. Upon the issuance of the Notes, the aggregate outstanding principal amount of the Company’s 4.600% senior notes due 2028 will be $700,000,000.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the issuance of the Notes, Winston & Strawn LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

Exhibit 1.1	Underwriting Agreement, dated September 28, 2018, by and among Motorola Solutions, Inc. and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Winston & Strawn LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.

(Registrant)

Dated: October 2, 2018	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary